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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JULY 2, 1998




                               TEXAS UTILITIES COMPANY


                (Exact name of registrant as specified in its charter)



                  TEXAS               1-12833              75-2669310

             (State or other        (Commission         (I.R.S. Employer
             jurisdiction of        File Number)       Identification No.)
             incorporation)



             ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS    75201-3411
                 (Address of principal executive offices) (Zip Code)


           REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600




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          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

               (c)  EXHIBITS.

              Exhibit
              -------

           4(a)         --      Remarketing Agreement, dated as of
                                January 30, 1998, and form of Remarketing
                                Agreement Supplement with respect to
                                ENSERCH Corporation (ENSERCH) Remarketed
                                Reset Notes.
           4(b)         --      Indenture, (For Unsecured Subordinated
                                Debt Securities), dated as of June 1,
                                1998, between ENSERCH and The Bank of New
                                York, as Trustee.
           4(c)         --      Officer's Certificate, dated as of July
                                2, 1998, establishing the terms of the
                                ENSERCH Floating Rate Junior Subordinated
                                Debentures, Series A issued in connection
                                with the preferred securities of ENSERCH
                                Capital I.
           4(d)         --      Amended and Restated Trust Agreement,
                                dated as of July 2, 1998, between
                                ENSERCH, as Depositor, and The Bank of
                                New York, The Bank of New York
                                (Delaware), and the Administrative
                                Trustees thereunder, as Trustees.
           4(e)         --      Guarantee Agreement with respect to
                                ENSERCH Capital I, dated as of July 2,
                                1998, between ENSERCH, as Guarantor, and
                                The Bank of New York, as Trustee.
           4(f)         --      Agreement as to Expenses and Liabilities,
                                dated as of July 2, 1998, between ENSERCH
                                and ENSERCH Capital I.
           4(g)         --      Indenture (For Unsecured Debt Securities
                                Series D and Series E), dated as of July
                                1, 1998, between Texas Utilities Company
                                (Company) and the Bank of New York.
           4(h)         --      Officers' Certificate, dated July 22,
                                1998 establishing the terms of the 6.37%
                                Series D Senior Notes and the 6.50%
                                Series E Senior Notes.
           4(i)         --      Purchase Contract Agreement, dated as of
                                July 1, 1998, between the Company and The
                                Bank of New York with respect to the
                                Company's issuance of Feline PRIDES.
           4(j)         --      Pledge Agreement, dated as of July 1,
                                1998, among the Company, The Chase
                                Manhattan Bank and The Bank of New York
                                with respect to the Feline PRIDES.


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                                      SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TEXAS UTILITIES COMPANY


                                        By:  /s/ Jerry W. Pinkerton
                                           ---------------------------
                                           Name:  Jerry W. Pinkerton
                                           Title: Controller



          Date:  August 28, 1998


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                                  EXHIBIT INDEX


              Exhibit
              -------

           4(a)         --      Remarketing Agreement, dated as of
                                January 30, 1998, and form of Remarketing
                                Agreement Supplement, with respect to
                                ENSERCH Corporation (ENSERCH) Remarketed
                                Reset Notes.
           4(b)         --      Indenture, (For Unsecured Subordinated
                                Debt Securities), dated as of June 1,
                                1998, between ENSERCH and The Bank of New
                                York, as Trustee.
           4(c)         --      Officer's Certificate, dated as of July
                                2, 1998, establishing the terms of the
                                ENSERCH Floating Rate Junior Subordinated
                                Debentures, Series A issued in connection
                                with the preferred securities of ENSERCH
                                Capital I.
           4(d)         --      Amended and Restated Trust Agreement,
                                dated as of July 2, 1998, between
                                ENSERCH, as Depositor, and The Bank of
                                New York, The Bank of New York
                                (Delaware), and the Administrative
                                Trustees thereunder, as Trustees.
           4(e)         --      Guarantee Agreement with respect to
                                ENSERCH Capital I, dated as of July 2,
                                1998, between ENSERCH, as Guarantor, and
                                The Bank of New York, as Trustee.
           4(f)         --      Agreement as to Expenses and Liabilities,
                                dated as of July 2, 1998, between ENSERCH
                                and ENSERCH Capital I.
           4(g)         --      Indenture (For Unsecured Debt Securities
                                Series D and Series E), dated as of July
                                1, 1998, between Texas Utilities Company
                                (Company) and the Bank of New York.
           4(h)         --      Officers' Certificate, dated July 22,
                                1998 establishing the terms of the 6.37%
                                Series D Senior Notes and the 6.50%
                                Series E Senior Notes.
           4(i)         --      Purchase Contract Agreement, dated as of
                                July 1, 1998, between the Company and The
                                Bank of New York with respect to the
                                Company's issuance of Feline PRIDES.
           4(j)         --      Pledge Agreement, dated as of July 1,
                                1998, among the Company, The Chase
                                Manhattan Bank and The Bank of New York
                                with respect to the Feline PRIDES.